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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                     PROSPECTUS SUPPLEMENT -- FEB. 19, 2010*

RiverSource Partners Small Cap Value Fund (7/30/09)                  S-6239-99 M

The Principal Investment Strategies section is revised as follows:

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund's net assets are invested in small cap companies. For these purposes, small cap companies are those that have a market capitalization, at the time of investment, of up to $2.5 billion or that fall within the range of the Russell 2000(R) Value Index. The Fund may invest up to 25% of its net assets in foreign investments. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

RiverSource Investments, LLC (RiverSource Investments) serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadvisers, Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow Hanley), Donald Smith & Co., Inc. (Donald Smith), Metropolitan West Capital Management, LLC (MetWest Capital) and Turner Investment Partners, Inc. (Turner) (the Subadvisers), which provide day-to-day management for the Fund. RiverSource Investments, subject to the oversight of the Fund's Board of Directors (Board), decides the proportion of the Fund assets to be managed by each subadviser, and may change these proportions at any time. Each of the Subadvisers acts independently of the others and uses its own methodology for selecting investments. Each of the Subadvisers employs an active investment strategy that focuses on small companies in an attempt to take advantage of what are believed to be undervalued securities.

In selecting investments for the Fund, each of the Subadvisers looks for well-capitalized small companies that it believes are undervalued. Although this strategy seeks to identify companies with market capitalizations in the range of the Russell 2000 Value Index, the Fund may hold or buy stock in a company that is not included in the Russell 2000 Value Index.

BARROW HANLEY

Barrow Hanley uses a value-added proprietary research process to select small capitalization, low-expectation stocks of companies in which the value of the underlying business is believed to be significantly greater than the market price. This difference in the valuation is referred to as a "value gap." The value gap is typically indicated by below average P/E ratios (on normalized earnings), above average free cash flow yields, as well as better than market levels of internal growth and return on capital.

Barrow Hanley screens the universe of roughly 1,500 companies that possess characteristics desired by Barrow Hanley. The result is a "Prospect List" of approximately 150 companies on which the Barrow Hanley small cap team undertakes fundamental analysis. Firsthand fundamental research is the foundation of Barrow Hanley's qualitative analysis. The assumptions and forecasts developed by Barrow Hanley are installed in two real-time models used to ensure consistency and discipline in the investment process -- the Cash Flow Yield Model and the Relative Return Model. Stocks that appear undervalued on both models are candidates for purchase. New investment candidates are evaluated against existing holdings and those holdings with the smallest remaining value gap are considered for sale. Barrow Hanley will construct its portion of the Fund's portfolio from the bottom up, one security at a time. Portfolio holdings will average approximately 35 stocks with an average weighting of 3% to 5%.

DONALD SMITH

Donald Smith employs a strict bottom-up approach that seeks to invest in stocks of out-of-favor companies selling below tangible book value. Donald Smith looks for companies in the bottom decile of price-to-tangible book value ratios and with a positive outlook for earnings potential over the next 2-4 years. Donald Smith screens about 10,000 companies from various databases. Those companies that meet the criteria are added to the proprietary Watch List, which contains a list of 300 names of low price/tangible book value stocks. From this Watch List, Donald Smith chooses the most attractive 30-50 names after completing its in-depth research.

Donald Smith generally will sell a stock when it appreciates rapidly, if a better idea is found, or if fundamentals deteriorate.


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S-6239-13 A (2/10)
* Valid until next update

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METWEST CAPITAL

MetWest Capital analyzes high-quality businesses with objective, fundamental research and a global perspective. It invests in small capitalization companies it believes are selling below fair value and possess clear catalysts to help realize full value within a defined time frame, typically two to three years. Generally, MetWest Capital will invest in a security when:

  - It represents a high-quality growing business that sells at a significant discount to its intrinsic value (a company's intrinsic value represents the MetWest Capital investment team's estimate of its full, or true value).

  - One or more positive catalysts for change exist that MetWest Capital believes will cause investors to revalue the company's stock and close the valuation gap, generally within two to three years.

The investment team establishes a sell target when a security is purchased, based on the company's intrinsic value. As the fundamentals change over time, the team re-evaluates the sell target. MetWest Capital does not employ automatic sell rules. However, the investment team continuously re-evaluates portfolio holdings, as well as its price target for each security. A sale review of a security occurs if:

  - The price approaches its sell target.

  - The price declines 25% from the peak.

  - The stock underperforms by 25% relative to the overall market and/or its industry.

A sale generally occurs if:

  - The value potential is realized.

  - Warning signs emerge of beginning fundamental deterioration.

  - The valuation is no longer compelling relative to the alternatives.

TURNER

Turner believes that consistent out-performance relative to stated benchmark over a full market cycle may be best achieved by identifying the characteristics that are consistently predictive of future price out-performance by sector, and by investing in companies that exhibit these predictive characteristics. Turner's investment process involves the use of four steps to evaluate stocks for investment or continued ownership:

  - Turner uses a proprietary quantitative model to evaluate various factors and identify those that have been predictive of future price performance during the previous three years by economic sector.

  - Turner then ranks all companies in the universe relative to one another based on the predictive characteristics by sector.

  - Next, a diversified portfolio of the best ranked companies is constructed by utilizing proprietary portfolio optimization and diversification tools.

  - The portfolio is rebalanced regularly using program trades that seek to minimize "implementation shortfall" at a minimum cost.

The information in the Fund Management and Compensation section regarding the Subadvisers is revised as follows:

RiverSource Investments selects, contracts with and compensates the Subadvisers to manage the investment of the Fund's assets. RiverSource Investments monitors the compliance of the Subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically to the Board.

Each Subadviser manages its portion of the Fund's assets based upon its experience in managing funds with investment goals and strategies substantially similar to those of the Fund.

BARROW HANLEY

Barrow Hanley, which has served as Subadviser to the Fund since March 2004, is located at 2200 Ross Avenue, 31st Floor, Dallas, Texas. Barrow Hanley, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. Barrow Hanley is an independently-operated subsidiary of Old Mutual Asset Management (US) group of companies. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Barrow Hanley are:

  - James S. McClure, CFA and Portfolio Manager. Mr. McClure joined Barrow Hanley as a Principal in 1995 where he established the small cap strategy. Mr. McClure serves as co-portfolio manager of Barrow Hanley's Small Cap Value Equity strategy and has 37 years of experience managing small cap portfolios. Mr. McClure has a BA and an MBA from the University of Texas.

  - John P. Harloe, CFA and Portfolio Manager. Mr. Harloe joined Barrow Hanley as a Principal in 1995 where he established the small cap strategy. Mr. Harloe serves as co-portfolio manager of Barrow Hanley's Small Cap Value Equity strategy and has 33 years of experience managing small cap portfolios. Mr. Harloe has a BA and MBA from the University of South Carolina.

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DONALD SMITH

Donald Smith, which has served as Subadviser to the Fund since March 2004, is located at 152 West 57th Street, 22nd Floor, New York, New York. Donald Smith, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. Donald Smith only has one line of business and thus is able to devote all of its time to managing client assets. This allows portfolio managers to conduct focused, detailed fundamental analysis of companies they invest in. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Donald Smith are:

  - Donald G. Smith, Chief Investment Officer. Mr. Smith has been with Donald Smith since 1980. He began his career as an analyst with Capital Research Company. He later became Director, Vice President and Portfolio Manager of Capital Guardian Trust Company. In 1980, Mr. Smith accepted the responsibility of Chief Investment Officer of Home Insurance Company and President of Home Portfolio Advisors, Inc., which he bought in 1983 and changed the name to Donald Smith & Co., Inc. Mr. Smith received a BS in finance and accounting from the University of Illinois, an MBA from Harvard University and a JD from UCLA Law School.

  - Richard L. Greenberg, CFA, is Senior Portfolio Manager and Director of Research. Mr. Greenberg has been with Donald Smith since 1981. Mr. Greenberg began his investment career at Home Insurance Company as an industry analyst, focusing primarily on the metals, banking and housing sectors. Mr. Greenberg graduated Phi Beta Kappa from SUNY (Binghamton) with a BA in psychology and received his MBA from Wharton Business School.

METWEST CAPITAL

MetWest Capital, which has served as Subadviser to the Fund since April 2006, is located at 610 Newport Center Drive, Suite 1000, Newport Beach, California. Subject to the supervision of RiverSource Investments, MetWest Capital provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with RiverSource Investments. The portfolio manager responsible for the day-to-day management of the portion of the Fund allocated to MetWest Capital is Samir
Sikka:

Samir Sikka, Senior Vice President and Lead Strategist. Mr. Sikka joined MetWest Capital's investment team with a focus on the Small Cap Intrinsic Value strategy in 2006 and became a lead strategist in February 2007. Mr. Sikka has 12 years of industry experience. Mr. Sikka earned a BS in Business Administration at California State University, Northridge and an MBA degree from Harvard Business School.

TURNER

Turner, which has served as Subadviser to the Fund since February 2010, is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania. Turner, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with RiverSource Investments. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Turner are:

  - David Kovacs, CFA, Chief Investment Officer -- Quantitative Strategies and Lead Manager -- Quantitative Strategies. David Kovacs is the chief investment officer of quantitative strategies at Turner. Mr. Kovacs developed the quantitative research model that is currently used by the firm. He has worked at Turner since 1998 and has 20 years of investment experience. Prior to joining Turner, Mr. Kovacs was Director of Quantitative Research at Pilgrim Baxter & Associates. He also served as a senior financial analyst at The West Company. He began his career as a research analyst at Allied Signal, Inc. Mr. Kovacs received his MBA from the University of Notre Dame with a dual major in finance and accounting, which is also where he received his dual major bachelor's degree in mathematics and computer science. He is a member of CFA Institute and CFA Society of Philadelphia.

  - Jennifer C. Boden, Quantitative Analyst/Portfolio Manager, Co-
    Manager -- Quantitative Strategies. Jennifer K. Clark is a quantitative analyst/portfolio manager at Turner. Ms. Boden is co-manager of Turner's quantitative equity strategies. She joined Turner in 2006 and has eight years of investment experience. Prior to joining Turner, Ms. Boden was employed with ACE USA. Ms. Boden received her BS in mathematics with a concentration in actuarial science from Pennsylvania State University. She is an affiliate member of CFA Institute and CFA Society of Philadelphia.

The rest of this section remains the same.

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S-6239-13 A (2/10)
* Valid until next update